Exhibit 99.1

FB Financial Corporation Completes Merger With Franklin Financial Network, Inc.

Combination creates Tennessee’s premier community bank

August 17, 2020 08:30 AM Eastern Daylight Time

NASHVILLE, Tenn.—(BUSINESS WIRE)—FB Financial Corporation (NYSE: FBK) (“FB Financial”), parent company of FirstBank, completed, effective August 15, 2020, its previously announced merger with Franklin Financial Network, Inc., parent company of Franklin Synergy Bank (collectively referred to as “Franklin”).

FirstBank, the third-largest Tennessee-headquartered bank, now has approximately $11.0 billion in assets, $7.6 billion in loans held for investment and $9.1 billion in deposits on a pro forma basis as of June 30, 2020, following the merger with Franklin.

The combination significantly enhances FirstBank’s operations in the Nashville MSA, specifically in the attractive Williamson and Rutherford counties where Franklin has a strong community presence. Pro forma for the transaction, FirstBank’s deposit market share is #6 in the Nashville MSA, #1 in Williamson County and #2 in Rutherford County.

FB Financial’s President and CEO Chris Holmes stated, “We are very excited to complete this transaction. We have joined forces with the leading community bank in two of the most attractive counties in the Southeast. We look forward to building on the strong customer relationships that Franklin has fostered.”

Franklin’s CEO, J. Myers Jones, III, commented, “We believe that this transaction benefits all of our stakeholders, and we firmly believe that we will be better together. Our focus will remain concentrated on our customers, and our ability to serve their needs will be stronger than ever.”

With the close of the transaction, James W. Cross IV, Melody J. Sullivan, and Jimmy E. Allen join the FB Financial board of directors.

Additionally, Mr. Holmes commented, “This transaction provides meaningful financial benefits for our shareholders. We are now focused on the integration of the combined company; the combined franchise is well-positioned to build on our strong customer relationships and grow our Nashville area presence.”

J.P. Morgan Securities LLC served as financial advisor to FB Financial Corporation, and Wachtell, Lipton, Rosen & Katz served as legal advisor. Evercore served as financial advisor to Franklin Financial Network, Inc., and Alston & Bird LLP served as legal advisor.

ABOUT FB FINANCIAL CORPORATION

FB Financial Corporation (NYSE: FBK) is a bank holding company headquartered in Nashville, Tennessee. FB Financial operates through its wholly owned banking subsidiary, FirstBank, the third largest Tennessee-headquartered bank, with 87 full-service bank branches across Tennessee, South Central Kentucky, North Alabama and North Georgia and a national mortgage business with offices across the Southeast. FirstBank serves five of the largest metropolitan markets in Tennessee and has approximately $11.0 billion in assets.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements relating to the timing, benefits, costs, and synergies of the merger with Franklin Financial Network, Inc. (“Franklin”) (the “Franklin merger”), and FB Financial’s future plans, results, strategies, and expectations. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection,” and other variations of such words and phrases and similar expressions.

These forward-looking statements are not historical facts, and are based upon current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond FB Financial’s control. The inclusion of these forward-looking statements should not be regarded as a representation by FB Financial or any other person that such expectations, estimates, and projections will be achieved. Accordingly, FB Financial cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of declines in housing and commercial real estate prices, high unemployment rates, and any slowdown in economic growth in the local or regional economies in which we operate and/or the US economy generally, (2) the effects of the COVID-19 pandemic, including the magnitude and duration of the pandemic and its impact on general economic and financial market conditions and on our business and our customers’ business, results of operations, asset quality and financial condition, (3) changes in government interest rate policies, (4) our ability to effectively manage problem credits, (5) the risk that the cost savings and any revenue synergies from the Franklin merger or another acquisition may not be realized or may take longer than anticipated to be realized, (6) disruption from the Franklin merger with customer, supplier, or employee relationships, (7) the possibility that the costs, fees, expenses, and charges related to the Franklin merger may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (8) the risks related to the integrations of the combined businesses following the merger, including the risk that the integration will be materially delayed or will be more costly or difficult than expected, (9) the diversion of management time on issues related to the Franklin merger, (10) the ability of FB Financial to effectively manage the larger and more complex operations of the combined company following the Franklin merger, (11) the risks associated with FB Financial’s pursuit of future acquisitions, (12) reputational risk and the reaction of the parties’ respective customers to the Franklin merger, (13) FB Financial’s ability to successfully execute its various business strategies, including its ability to execute on potential acquisition opportunities, (14) the risk of potential litigation or regulatory action related to the Franklin merger, and (15) general competitive, economic, political, and market conditions. Further information regarding FB Financial and factors which could affect the forward-looking statements contained herein can be found in FB Financial’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, FB Financial’s quarterly reports on Form 10-Q, and its other filings with the Securities and Exchange Commission. Many of these factors are beyond FB Financial’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this press release, and FB Financial undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for FB Financial to predict their occurrence or how they will affect the company. FB Financial qualifies all forward-looking statements by these cautionary statements.

Contacts

MEDIA CONTACT:

Jeanie M. Rittenberry

615-313-8328

jrittenberry@firstbankonline.com

www.firstbankonline.com

FINANCIAL CONTACT:

Robert Hoehn

615-564-1212

rhoehn@firstbankonline.com

investorrelations@firstbankonline.com